EXHIBIT 10.21


THIS NOTE AND THE COMMON STOCK OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (the "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THIS NOTE AND THE COMMON STOCK OF THE COMPANY MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                                   PENGE CORP.
                                 PROMISSORY NOTE

$__________                                        Issue Date: _________________


FOR VALUE RECEIVED, _________________ (the "Company"), hereby promises to pay to the order of _________________ (the "Holder") in the amount of _______________, with simple interest at the rate of _________________ per annum.

Interest will be calculated on a 365-day year for the actual number of days elapsed and shall commence on the Issue Date and continue on the outstanding principal until paid in full or converted as provided below.

l. Purchase Terms. This note (the "Note") is issued pursuant to the terms outlined below and dated _________________.

         o        The note is a twenty four month note.

         o        The note carries annual interest payments due on ____________.

         o        A $_________ balloon of the principal is due on _____________.

2. Maturity Date. The entire outstanding principal balance of this Note, and any unpaid accrued interest, shall be due and payable in full on the date that is ___ months from the Issue Date first set forth above (the "Maturity Date") unless prepaid or converted by the Holder prior to the Maturity Date pursuant to the terms of this Note.

3. Payment. All amounts payable hereunder shall be paid by the Company in immediately available and freely transferable funds at the place designated by the Holder to the Company for such payment.

4. Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

5. Severability. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal. invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

6. Amendment. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

7. Governing Law. The terms of this Note shall be construed in accordance with the Laws of the State of Nevada as applied to contracts entered into by Nevada residents within the State of Nevada, which contracts are to be performed entirely within the State of Nevada.

8. Notice. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

9. Collateral. The Company agrees to provide _________ trees on the Major Trees Arizona Farm as collateral for this note and agreement. The trees will be secured by UCC-l filing within 20 days of the signing of this note, filed by the Company in the state of Arizona.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                         PENGE CORPORATION

                                         By: ________________________________

                                         Name: ______________________________

                                         Title:______________________________

                                         Date: ______________________________


                                         Lender:

                                         By: ________________________________

                                         Name: ______________________________

                                         Signature: _________________________

                                         Date: ______________________________